==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ T.H. Black
                                            -----------------------
                                                T.H. BLACK

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Alfred C. Decrane, Jr.
                                            ---------------------------
                                                ALFRED C. DECRANE, JR.

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ W. C. Ferguson
                                            -----------------------
                                                W. C. FERGUSON

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ R. J. Gillespie
                                            -----------------------
                                                R. J. GILLESPIE

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Ellen R. Gordon
                                            -----------------------
                                                ELLEN R. GORDON

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ George V. Grune
                                            ---------------------------
                                                GEORGE V. GRUNE

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Leo I. Higdon, Jr.
                                            -----------------------
                                                LEO I. HIGDON, JR.

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Richard G. Holder
                                            -----------------------
                                                RICHARD G. HOLDER

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Eileen S. Kraus
                                            -----------------------
                                                EILEEN S. KRAUS

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ Alain Labergere
                                            ---------------------------
                                                ALAIN LABERGERE

==============================================================================
                              POWER OF ATTORNEY
            Form 10-K for the Fiscal Year Ended December 31, 1995
==============================================================================



       KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint CLIFFORD B. STORMS and JOHN B. MEAGHER, and each of them, as my true and lawful attorney-in-fact and agent, for me and in my name, place and stead, to sign the Annual Report and Form 10-K of the Company for the fiscal year ended December 31, 1995 and any and all amendments thereto, and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have executed this instrument this 19th day of March, 1996.

                                            /s/ William S. Norman
                                            -----------------------
                                                WILLIAM S. NORMAN